                                 STEPSTONE FUNDS
                       Supplement dated November 25, 1996
                     to the Prospectuses dated May 28, 1996


         This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with such Prospectus.

         On April 1, 1996, Union Bank and The Bank of California, N.A. combined to form Union Bank of California, N.A. Pacific Alliance Capital Management ("Pacific Alliance") (formerly, MERUS-UCA Capital Management), a division of Union Bank of California, N.A., currently serves as investment adviser to the Stepstone Funds and the HighMark Group of Funds ("HighMark").

         As a result of this combination, Pacific Alliance proposed to the Stepstone Funds' Board of Trustees a combination of the Stepstone Funds' portfolios with those of HighMark. On October 17, 1996, the Board of Trustees of the Stepstone Funds met and unanimously approved an Agreement and Plan of Reorganization (the "Plan") between the Stepstone Funds and HighMark. Under the Plan, certain of the Stepstone Funds will be reorganized into corresponding HighMark portfolios. This reorganization would be accomplished by transferring a fund's assets and liabilities to its corresponding HighMark fund in exchange for shares of the HighMark fund. The HighMark shares would then be distributed to the shareholders of each of the Stepstone portfolios and current shareholders of the Stepstone fund would become shareholders of the HighMark fund.

         A special meeting of Shareholders (the "Meeting") for each of the Stepstone Funds will be called for the Spring of 1997 for the purpose of approving the Plan and the proposed reorganization. Additional information will be forwarded to Shareholders as soon as it is available.






               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE